UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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MVC CAPITAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 28, 2007

MVC CAPITAL, INC.

NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of the stockholders of MVC Capital, Inc. (the “Fund”) will be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, on June 28, 2007, 10:00 a.m. (Eastern time) for the following purposes:

1. to elect six nominees to serve as members of the Board of Directors of the Fund; and

2. to transact such other business as may properly come before the meeting or any adjournment thereof.

The proposal is discussed in greater detail in the Proxy Statement attached to this Notice. Stockholders of record at the close of business on May 14, 2007 are entitled to receive notice of and to vote at the Meeting. Each stockholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, we urge you to mark, sign, date and promptly return the enclosed Proxy Card so that the Meeting can be held and a maximum number of shares may be voted. If you received more than one Proxy Card, please be sure to mark, sign, date and return each one.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

If you do not expect to attend the Meeting, you are urged to mark, sign, date and return without delay the enclosed Proxy Card(s) in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares may be represented at the Meeting. Instructions for the proper execution of the Proxy Card(s) are set forth at the end of the attached Proxy Statement. Instructions for telephone and Internet voting (which may be available to you) are set forth on the enclosed Proxy Card.

A proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Meeting.

By Order of the Board of Directors,

Michael Tokarz
Chairman

May 25, 2007
287 Bowman Avenue
2nd Floor
Purchase, NY 10577

PROXY STATEMENT
THE PROPOSAL ELECTION OF DIRECTORS
VOTE REQUIRED
VOTING INFORMATION
EXPENSES OF SOLICITATION
OTHER MATTERS AND ADDITIONAL INFORMATION
EXHIBIT A
EXHIBIT B AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
INSTRUCTIONS FOR SIGNING PROXY CARDS

ANNUAL MEETING OF STOCKHOLDERS
OF
MVC CAPITAL, INC.

JUNE 28, 2007

287 Bowman Avenue
2nd Floor
Purchase, New York 10577
(914) 510-9400

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of MVC Capital, Inc. (the “Fund”) for use at the annual meeting of the stockholders of the Fund (the “Meeting”), to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, on June 28, 2007, 10:00 a.m. (Eastern time), and at any adjournment thereof. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and the enclosed Proxy Card(s) are expected to be mailed on or about May 25, 2007.

A Proxy Card that is properly executed and returned to the Fund prior to the Meeting will be voted as provided therein at the Meeting and at any adjournment thereof. A proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Meeting. Signing and mailing a Proxy Card will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

The Board intends to bring before the Meeting the proposal that is set forth in the Notice of Annual Meeting of Stockholders and that is described in this Proxy Statement. The persons named as proxies on the enclosed Proxy Card will vote all shares represented by proxies in accordance with the instructions of stockholders as specified on the Proxy Card. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner nor does it have discretionary power to vote on a particular matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. For example, the election of directors is a routine matter.

With respect to the election of each nominee to serve as a member of the Board, abstentions and broker non-votes will not have any effect on the outcome of the proposal.

In addition to soliciting proxies by mail, officers of the Fund may solicit proxies by telephone or in person, without special compensation.

Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund’s Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form provided to you by your broker or bank.

Only stockholders of record at the close of business on May 14, 2007 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. On the Record Date, 24,262,566 shares of the Fund were outstanding.

Each stockholder of record on the Record Date is entitled to one vote for each share held.

In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, one or more adjournments of the Meeting may be proposed to permit further solicitation of proxies. A stockholder vote may be taken with respect to the Fund on some or all matters before any such adjournment if a quorum is present and sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy.

The Fund’s Annual Report on Form 10-K for the fiscal year ended October 31, 2006 (the “Report”) has previously been furnished to the stockholders of the Fund. The Report is not to be regarded as proxy-soliciting material. A copy of the Report is available on the Fund’s website at www.mvccapital.com and may be obtained without charge, by writing to the Fund at 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577, or by calling toll-free 1-800-426-5523. The Fund’s next quarterly report on Form 10-Q is scheduled to be filed with the Securities and Exchange Commission (“SEC”) on or before June 11, 2007.

THE PROPOSAL

ELECTION OF DIRECTORS

At the Meeting, stockholders will vote on a proposal to elect six nominees to serve as directors of the Fund (“Directors”). The nominees include Emilio Dominianni, Gerald Hellerman, Warren Holtsberg, Robert Knapp, William Taylor and Michael Tokarz. Each nominee is currently a member of the Board.

The persons named as proxies on the enclosed Proxy Card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the six nominees named above to serve as the Directors. Each of the nominees has consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of one year until the next annual meeting of stockholders after his election. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be recommended by the presently serving Directors.

Information regarding the nominees and the officers of the Fund, including brief biographical information, is set forth below.

				(5)
				Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)		Overseen by	Directorships
	Positions(s)	Term of Office/	(4)	Director or	Held by Director
(1)	Held with	Length of Time	Principal Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Nominees for Independent Directors
Emilio Dominianni 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 75	Director	1 year/4 years, 3 months	Mr. Dominianni is a retired Partner of, and was Special Counsel to Coudert Brothers LLP, a law firm. He is currently a Director of Stamm International Corporation, Powrmatic Inc., and Powrmatic of Canada Ltd., manufacturers and distributors of heating, ventilating, and air conditioning equipment. He was a Director of American Air Liquide Inc., Air Liquide International Corporation, and a Consultant to Air Liquide America Corp., all manufacturers and distributors of industrial gases, and Mouli Manufacturing Corp., a distributor of kitchen and household products.	None(1)	See column 4

				(5)
				Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)		Overseen by	Directorships
	Positions(s)	Term of Office/	(4)	Director or	Held by Director
(1)	Held with	Length of Time	Principal Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Gerald Hellerman 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 69	Director	1 year/4 years, 3 months	Mr. Hellerman owns and has served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, since the firm’s inception in 1993. Mr. Hellerman currently serves as a director, chief financial officer and chief compliance officer for The Mexico Equity and Income Fund, Inc., a director of the Old Mutual 2100 fund complex (consisting of six funds), a director of Brantley Capital Corporation, a director and President of Innovative Clinical Solutions, Ltd., a company formerly engaged in clinical trials and physician network management which is currently in liquidation, and a director of FNC Realty Corporation, a successor to Frank’s Nursery & Crafts, Inc., a company which operated the nation’s largest chain of lawn and garden retail stores, which has emerged from bankruptcy protection under Chapter 11 and is currently operating the properties it owns.	None(1)	See column 4
Robert Knapp Ironsides Partners LLC 100 Summer Street 27th Floor Boston, MA 02108 Age: 40	Director	1 year/4 years, 3 months	Mr. Knapp is Managing Director of Ironsides Partners LLC, which was formed in January 2007 to manage an account for Millennium Partners LP (“Millennium”), his former employer from 1996-2006. Mr. Knapp specializes in mis-priced assets, turnaround situations, and closed end fund arbitrage. He served as a founding director of the Vietnam Opportunity Fund, a Cayman Islands private equity fund listed on the London Stock Exchange, for which Millennium acted as seed investor. He also served as a director for the First Hungary Fund, a Channel Islands private equity fund, and as a Director of the Vietnam Frontier Fund, a Cayman Islands investment company.	None(1)	See column 4
William Taylor 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 64	Director	1 year/1 year, 3 months	Mr. Taylor is a Certified Public Accountant and is currently a Director of Northern Illinois University Foundation and a Trustee of Writers Theatre. From 1976 through May 2005, Mr. Taylor was a Partner at Deloitte & Touche. From 1997 to 2001, Mr. Taylor was a Director of Deloitte & Touche USA and from 1999 to 2003 Mr. Taylor was a Director of Deloitte Touche Tohmatsu.	None(1)	See column 4

				(5)
				Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)		Overseen by	Directorships
	Positions(s)	Term of Office/	(4)	Director or	Held by Director
(1)	Held with	Length of Time	Principal Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Officer and Nominees for Interested Directors
Michael Tokarz(2) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 57	Director, Chairman and Portfolio Manager	1 year/3 years, 7 months	Mr. Tokarz currently serves as Chairman and Portfolio Manager of the Fund and as Manager of The Tokarz Group Advisers LLC (“TTGA”), the investment adviser to the Fund (the “Adviser”). Mr. Tokarz also is Chairman of The Tokarz Group, a private merchant bank, since 2002. Prior to this, Mr. Tokarz was a senior General Partner and Administrative Partner at Kohlberg Kravis Roberts & Co., a private equity firm specializing in management buyouts. He also currently serves on the corporate boards of Conseco, Inc., Walter Industries, Inc. (Chairman of the board), Mueller Water Products, Inc., IDEX Corporation, Stonewater Control Systems, Lomonosov, Athleta, Inc. and Apertio Ltd. Mr. Tokarz is an active member of the endowment committee and Board of Trustees of YMCA in Westchester County. He is also a member of the Board of the Warwick Business School in England. He is Chairman elect and is a member of the Board of the University of Illinois Foundation, and serves on its executive committee, investment policy committee and is Chairman of the budget and finance committee; he is also a member of the Venture Capital Subcommittee and serves as a member of the Board of Managers for Illinois Ventures, LLC. Mr. Tokarz also serves as the Chairman of the Illinois Emerging Technology Fund LLC. Mr. Tokarz serves as a director for the following portfolio companies of the Fund: Baltic Motors Corporation, Dakota Growers Pasta Company, Ohio Medical Corporation, Timberland Machines & Irrigation, Inc., Harmony Pharmacy & Health Centers, Inc., and previously served on the Board of Vestal Manufacturing Enterprises, Inc. from April 2004 until July 2005.	None(1)	See column 4

				(5)
				Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)		Overseen by	Directorships
	Positions(s)	Term of Office/	(4)	Director or	Held by Director
(1)	Held with	Length of Time	Principal Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Warren Holtsberg(3) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 56	Director	1 year/2 months	Mr. Holtsberg currently serves as Co-Head Portfolio Management of TTGA. Mr. Holtsberg founded Motorola Ventures, the venture capital investment arm for Motorola, Inc. where he led the worldwide fund for eight years. He was also Corporate Vice President and Director of Equity Investments at Motorola. Mr. Holtsberg currently serves as a member of the Board of Directors of the Illinois Venture Capital Association, the Chicagoland Entrepreneurship Center, and Illinois Ventures, the venture investment arm for the University of Illinois.	None(1)	See column 4
Executive Officers
Bruce Shewmaker 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 61	Managing Director	Indefinite term/3 years, 7 months	Mr. Shewmaker currently serves as Managing Director of TTGA. Mr. Shewmaker worked directly for the Fund from November 2003 through October 2006. Until June 2003, Mr. Shewmaker served as Managing Director of Crossbow Ventures Inc., and as a Vice President of Crossbow Venture Partners Corp., the general partner of Crossbow Venture Partners LP, a licensed small business investment company. Mr. Shewmaker also is a co-founder and Director of Infrared Imaging Systems, Inc., a medical devices company. From 1999 to 2001, he was a Managing Director of E*OFFERING Corp., an investment banking firm which merged into Wit SoundView Group in 2000. Mr. Shewmaker served as a director for the following portfolio companies of the Fund: Baltic Motors Corporation and Vestal Manufacturing Enterprises, Inc. from April 2004 until July 2005 and currently serves on the Boards of Foliofn, Inc., Vendio Services, Inc. and Velocitius B.V. Mr. Shewmaker also serves on the Board of VIANY.	N/A	N/A

				(5)
				Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)		Overseen by	Directorships
	Positions(s)	Term of Office/	(4)	Director or	Held by Director
(1)	Held with	Length of Time	Principal Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Peter Seidenberg 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 38	Chief Financial Officer	Indefinite term/1 year, 8 months	Mr. Seidenberg currently serves as Chief Financial Officer of TTGA, in addition to his service as Chief Financial Officer of the Fund. Mr. Seidenberg joined the Fund in April 2005 after having previously served as a Principal of Nebraska Heavy Industries, where he worked on engagements including serving as the Chief Financial Officer of Commerce One, Inc. Prior to that, Mr. Seidenberg served as the Director of Finance and Business Development and as Corporate Controller for Plumtree Software, Inc. Mr. Seidenberg has also worked at AlliedSignal and several small manufacturing companies, where he held roles in finance and operations. Mr. Seidenberg, on behalf of the Fund, sits on the board of Ohio Medical Corp and serves as its Corporate Secretary.	N/A	N/A
Scott Schuenke 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 27	Chief Compliance Officer	Indefinite term/2 years, 8 months	Mr. Schuenke currently serves as the Controller and Chief Compliance Officer of TTGA, in addition to his service as Chief Compliance Officer of the Fund. Prior to joining the Fund in June 2004, Mr. Schuenke served as a Compliance Officer with U.S. Bancorp Fund Services, LLC, from 2002 until he joined MVC Capital, Inc. in 2004. Mr. Schuenke also served as the Secretary of The Mexico Equity & Income Fund, Inc. and Assistant Secretary of Tortoise Energy Infrastructure Corporation during his tenure at U.S. Bancorp Fund Services, LLC. Mr. Schuenke is a Certified Public Accountant.	N/A	N/A
Jaclyn Shapiro 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 28	Vice President/ Secretary	Indefinite term/2 years, 7 months; Indefinite term/3 years, 5 months	Ms. Shapiro currently serves as Vice President and Secretary of TTGA, in addition to her service as Vice President and Secretary of the Fund. Prior to joining the Fund in June 2002, she was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former investment sub-adviser to the Fund, and an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), a commercial real estate company.	N/A	N/A

(1)	Other than the Fund.

(2)	Mr. Tokarz is a Director who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (an “Interested Director”) because he serves as an officer of the Fund and because he is Manager of the Adviser.

(3)	Mr. Holtsberg is an Interested Director because of his employment with the Adviser.

Board Meetings and Committees.

The Board has adopted a charter for each of its Audit, Nominating/Corporate Governance/Strategy and Compensation Committees, as well as a Corporate Governance Policy. The Audit Committee’s charter is annexed hereto as Exhibit B. The Board has also adopted a Code of Ethics, which applies to, among others, all of the Fund’s officers and directors, as well as a Code of Ethics for Principal Executive and Senior Financial Executives that applies to and has been signed by the Principal Executive Officer and the Chief Financial Officer of the Fund. These materials can be found on the Fund’s website at www.mvccapital.com, and may be obtained by written request to MVC Capital, Inc., c/o Corporate Secretary, 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577. Waivers, if any, of the Fund’s Code of Ethics or Code of Ethics for Principal Executive and Senior Financial Executives will be promptly disclosed on the Fund’s website.

During the fiscal year ended October 31, 2006, the Board held ten (10) meetings. During the last fiscal year, each of the nominees (except for Mr. Taylor, who was appointed to the Board on February 22, 2006, and Mr. Holtsberg, who was appointed to the Board on April 3, 2007) attended 100% of the aggregate number of meetings of the Board and any committee of the Board on which such nominee served. Following his appointment on February 22, 2006, during the last fiscal year, Mr. Taylor attended 100% of the aggregate number of meetings of the Board and committees of the Board on which he served. Currently, a majority of the Directors are Independent Directors. Mr. Knapp has been appointed by the Independent Directors of the Board to serve as the Presiding Director over executive sessions of non-management directors.

Interested parties should communicate with the Presiding Director or with the non-management directors as a group according to the following procedures established by the Fund for stockholders’ communication with the Board: any communications intended for the Board should be sent to the Fund at the Fund’s address and any such communication will be forwarded to the Board (or applicable Board member) or disclosed to the Board (or applicable Board member) at its next regular meeting.

The Audit Committee’s primary purposes are:

•	oversight responsibility with respect to: (i) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (ii) the integrity of the Fund’s financial statements and the independent audit thereof; (iii) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (iv) the Fund’s compliance with certain legal and regulatory requirements; (v) determining the qualification and independence of the Fund’s independent auditors; and (vi) the Fund’s internal audit function, if any; and

•	oversight of the preparation of any report required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement with respect to the election of directors.

Report of Audit Committee:

The most recent fiscal year of the Fund ended on October 31, 2006. During that fiscal year, the Audit Committee held four (4) meetings. In connection with the Fund’s audited financial statements for the fiscal year ended October 31, 2006, the Audit Committee has: (i) reviewed and discussed with management the Fund’s audited financial statements for the fiscal year ended October 31, 2006; (ii) discussed with Ernst & Young LLP (“E&Y”), the independent auditors of the Fund, the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 (Codification of Statements on Auditing Standards, AU § 380); (iii) received the written disclosures and a letter from E&Y regarding, and discussed with E&Y, its independence; and (iv) recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2006 be included in the Fund’s Annual Report to Stockholders for filing with the SEC.

Audit Committee members: Emilio Dominianni, Gerald Hellerman and William Taylor

Each of the current members of the Audit Committee, Messrs. Dominianni, Hellerman and Taylor, is considered independent under the rules promulgated by the New York Stock Exchange and is not an “interested person,” as defined by the 1940 Act, of the Fund (the “Independent Directors”). Each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange

Act of 1934, as amended (the “1934 Act”), and the Board has determined that Messrs. Hellerman and Taylor are each an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the 1934 Act. Mr. Hellerman is the Chairman of the Audit Committee.

The Valuation Committee, the principal purpose of which is to determine the fair values of securities in the Fund’s portfolio for which market quotations are not readily available, is currently comprised of Messrs. Dominianni, Hellerman and Knapp. Mr. Knapp is the Chairman of the Valuation Committee. The Valuation Committee held five (5) meetings during the fiscal year ended October 31, 2006.

The Nominating/Corporate Governance/Strategy Committee (the “Nominating Committee”), the principal purposes of which are to consider and nominate persons to serve as Independent Directors and oversee the composition and governance of the Board and its committees and to provide strategic direction with respect to the Fund, is currently comprised of Messrs. Dominianni, Hellerman, Knapp and Taylor, each of whom is an Independent Director. Mr. Dominianni is the Chairman of the Nominating Committee. The Nominating Committee was established in January 2004.

The Nominating Committee considers director candidates nominated by stockholders in accordance with procedures set forth in the Fund’s By-Laws. The Fund’s By-Laws provide that nominations may be made by any stockholder of record of the Fund entitled to vote for the election of directors at a meeting, provided that such nominations are made pursuant to timely notice in writing to the Secretary. The Nominating Committee then determines the eligibility of any nominated candidate based on criteria described below. To be timely, a stockholder’s notice must be received at the principal executive offices of the Fund not less than 60 days nor more than 90 days prior to the scheduled date of a meeting. A stockholder’s notice to the Secretary shall set forth: (a) as to each stockholder-proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class, series and number of shares of capital stock of the Fund that are owned beneficially by the nominee, (iv) a statement as to the nominee’s citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the 1934 Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder. The Fund or the Nominating Committee may require a stockholder who proposes a nominee to furnish any such other information as may reasonably be required by the Fund to determine the eligibility of the proposed nominee to serve as director of the Fund. The Nominating Committee held two (2) meetings during the fiscal year ended October 31, 2006.

In addition, the Nominating Committee considers potential director candidates with input from various sources, which may include: current Directors, members of the management team, or an outside search firm. The Nominating Committee seeks to identify candidates that possess, in its view, strong character, judgment, business experience and acumen. As a minimum requirement, any eligible candidate who is not proposed to serve as an Interested Director (i.e., a candidate who is not employed or proposed to be employed by the Fund or the Adviser) must not be an “interested person,” as defined by the 1940 Act, of the Fund. The Nominating Committee also considers, among other factors, certain other relationships (beyond those delineated in the 1940 Act) that might impair the independence of a proposed Director.

The Compensation Committee, the principal purpose of which is to oversee the compensation of the Independent Directors, is currently comprised of Messrs. Hellerman and Knapp. The Compensation Committee was established in March 2003. The Compensation Committee held one (1) meeting during the fiscal year ended October 31, 2006.

The Board has adopted a policy that encourages all Directors, to the extent reasonable and practicable, to attend the Fund’s annual stockholders’ meetings in person. All of the Directors then serving as Director attended or participated telephonically at the last annual meeting.

Director and Executive Officer Compensation.

The following table sets forth compensation paid by us in all capacities during the fiscal year ended October 31, 2006 to all of our Directors and our three highest paid executive officers. Our Directors have been divided into two groups — Interested Directors and Independent Directors. Each of the Interested Directors is an “interested person” as defined by the 1940 Act. (The Fund is not part of any Fund Complex.)

Compensation Table

		(3)	(4)	(5)
		Pension or	Estimated	Total
	(2)	Retirement	Annual	Compensation
	Aggregate	Benefits Accrued	Benefits	from Fund and
(1)	Compensation	as Part of Fund	Upon	Fund Complex
Name of Person, Position	from Fund	Expenses(1)	Retirement	Paid to Directors

Interested Directors
Michael Tokarz, Chairman and Portfolio Manager	$0	$0	$0	$0
Warren Holtsberg, Director(2)	$0	$0	$0	$0
Independent Directors
Emilio Dominianni, Director	$59,750.00	$0	$0	$59,750.00
Gerald Hellerman, Director	$66,333.34	$0	$0	$66,333.34
Robert Knapp, Director	$57,750.00	$0	$0	$57,750.00
William Taylor, Director(3)	$43,750.00	$0	$0	$43,750.00
Executive Officers (who are not directors)(4)
Bruce Shewmaker, Managing Director	$385,000.00	$0	$0	$385,000.00
Peter Seidenberg, Chief Financial Officer	$325,000.00	$0	$0	$325,000.00
Jaclyn Shapiro, Vice President and Secretary	$200,000.00	$0	$0	$200,000.00

(1)	Directors do not receive any pension or retirement benefits from the Fund.

(2)	Mr. Holtsberg was appointed to the Board on April 3, 2007.

(3)	Mr. Taylor was appointed to the Board on February 23, 2006.

(4)	The following table provides detail as to aggregate compensation paid during fiscal 2006 to our three highest paid executive officers:

	Salary	Bonus and Awards

Mr. Shewmaker	$150,000	$235,000
Mr. Seidenberg	$125,000	$200,000
Ms. Shapiro	$140,000	$60,000

Each Independent Director of the Fund is paid an annual retainer of $50,000 ($60,000 for the Chairman of the Audit Committee and $55,000 for the Chairman of each of the Valuation Committee and Nominating Committee) for up to five in-person Board meetings and committee meetings per year. In the event that more than five in-person Board meetings and committee meetings occur, each Independent Director will be paid an additional $1,000 for each in-person meeting. Each Independent Director is also reimbursed by the Fund for reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

Messrs. Tokarz and Holtsberg do not receive any compensation from the Fund for their service as Directors. On October 2, 2006, the Fund realized a gain of $551,092 from the sale of a portion of the Fund’s LLC member interest in Octagon Credit Investors, LLC, a portfolio company of the Fund. This transaction triggered an incentive compensation payment of $110,218 to Mr. Tokarz under his employment agreement with the Fund, which terminated upon the effectiveness of the Fund’s investment advisory and management agreement with TTGA (the “Advisory Agreement”). The incentive compensation payment was made on January 12, 2007.

Director Equity Ownership.

The following table sets forth, as of the Record Date, with respect to each Director and nominee, certain information regarding the dollar range of equity securities beneficially owned in the Fund. The Fund does not belong to a family of investment companies.

	(2)	(3)
	Dollar Range	Aggregate Dollar Range of Equity
	of Equity	Securities of All Funds Overseen or to
(1)	Securities in	be Overseen by Director or Nominee
Name of Director or Nominee	the Fund	in Family of Investment Companies

Emilio Dominianni	Over $100,000	Over $100,000
Gerald Hellerman	Over $100,000	Over $100,000
Warren Holtsberg(1)	$1 - $10,000	$1 - $10,000
Robert Knapp(2)	Over $100,000	Over $100,000
William Taylor	Over $100,000	Over $100,000
Michael Tokarz(3)	Over $100,000	Over $100,000

(1)	Mr. Holtsberg is an Interested Director of the Fund because of his employment with the Adviser.

(2)	These shares are owned by Mr. Knapp directly.

(3)	Mr. Tokarz is an Interested Director of the Fund because he serves as an officer of the Fund and because he is Manager of the Adviser.

VOTE REQUIRED

The election of the nominees requires the affirmative vote of a plurality of the votes present or represented by proxy at the Meeting and entitled to vote on the election of the nominees.

The Board recommends a vote “FOR” the election of all of the nominees.

VOTING INFORMATION

A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the Meeting without notice, except announcement at the Meeting (or any adjournment thereof); provided, that if the Meeting is adjourned to a date that is more than 30 days after the date for which the Meeting was originally called, written notice will be provided to stockholders. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. In the event an adjournment is proposed because a quorum is not present, the persons named as proxies will vote those proxies they are entitled to vote FOR all of the nominees in favor of such adjournment, and will vote those proxies required to WITHHOLD on any nominee, against any such adjournment.

Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund’s Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form received from your broker or bank.

EXPENSES OF SOLICITATION

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed Proxy Card, as well as the costs associated with the proxy solicitation, will be borne by the Fund.

OTHER MATTERS AND ADDITIONAL INFORMATION

Other Business at the Meeting.

The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific instructions have been given.

Future Stockholder Proposals.

If a stockholder intends to present a proposal at the annual meeting of stockholders of the Fund to be held in 2008 (the “2008 Annual Meeting”) and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary at the principal executive office of the Fund, 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577, and such proposal must be received by the Secretary a reasonable time before the Fund begins to print and send its proxy materials. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. The proposals must be submitted in a manner consistent with applicable law and the Fund’s By-Laws.

Results of Voting.

Stockholders will be informed of the voting results of the Meeting in the Fund’s annual report for the fiscal year ending October 31, 2007 on Form 10-K which will be filed with the SEC on or before January 14, 2008.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Adviser.

TTGA, located at 287 Bowman Avenue, 2nd Floor, Purchase, NY 10577, serves as the investment adviser of the Fund.

Brokerage.

During the 2006 fiscal year, the Fund paid no brokerage commissions to any broker: (i) that is an affiliated person of the Fund; (ii) that is an affiliated person of such person; or (iii) an affiliated person of which is an affiliated person of the Fund, its principal underwriter, administrator or Adviser.

Administrator.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator, custodian and accounting agent of the Fund.

Certain Relationships and Related Transactions.

The Fund has procedures in place for the review, approval and monitoring of transactions involving the Fund and certain persons related to the Fund. For example, the Fund has a Code of Ethics that generally prohibits, among others, any officer or director of the Fund from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Fund. As a business development company, the 1940 Act also imposes regulatory restrictions on the Fund’s ability to engage in certain related party transactions. However, the Fund is permitted to co-invest in certain portfolio companies with its affiliates to the extent consistent with applicable law or regulation and, if necessary, subject to specified conditions set forth in an exemptive order obtained from the SEC. During 2004, 2005 and 2006, no transactions were effected pursuant to the exemptive order. As a matter of policy, our Board of Directors has required that any related-party transaction (as defined in Item 404 of Regulation S-K) must be subject to the advance consideration and approval of the Independent Directors, in accordance with applicable procedures set forth in Section 57(f) of the 1940 Act. Since the beginning of the last fiscal year, we have entered into the following transactions:

We have entered into an Advisory Agreement with TTGA, whose principal equity owner is Mr. Tokarz, our Chairman. Our senior officers and Mr. Holtsberg have other financial interests in TTGA (i.e., based on TTGA’s performance). In addition, our officers and the officers and employees of our investment adviser, TTGA, may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by TTGA or our affiliates. However, our Adviser intends to allocate investment opportunities in a fair and equitable manner. Our Board has approved a specific policy in this regard which is set forth in our Form 10-K filed on January 10, 2007.

In connection with the Fund’s investment in Velocitius B.V. (“Velocitius”), a portfolio company of the Fund, and as disclosed in the Fund’s Form 10-K filed on January 10, 2007, the Fund entered into consulting services arrangements with Jasper Energy, LLC (“Jasper”). Under the terms of the arrangements, Jasper provides management consulting services relating to Velocitius’ acquisition of certain wind farms and is to be paid an ongoing monthly service fee of approximately 8,000 euros (approximately $10,000), a fee equal to 9% of the profit distributions attributable to the wind farm projects and a one-time fee equal to 2% of the equity purchase price of the wind farms (estimated currently at 175,000 euros (approximately $220,000)). Mr. Tokarz, the Fund’s Chairman and Portfolio Manager, has a minority ownership interest in Jasper. The Board of Directors, including all of the Independent Directors (Mr. Tokarz recused himself from making a determination on this matter), approved each of the arrangements with Jasper.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act, taken together, require that the Directors, officers of the Fund and beneficial owners of more than 10% of the equity securities of the Fund (collectively, “Reporting Persons”) file with the SEC reports of their beneficial ownership and changes in their beneficial ownership of the Fund’s securities. Based solely on its review of the copies of such reports, the Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended October 31, 2006 has complied with applicable filing requirements, with the following inadvertent exception: William Taylor filed late one report on Form 3.

Exhibit A attached hereto identifies holders of more than 5% of the shares of the Fund’s common stock as of the Record Date.

Independent Public Accountants.

The Board, upon approval and recommendation of the Audit Committee, at a meeting held on December 12, 2006, selected E&Y to serve as the independent accountants for the Fund for the fiscal year ending October 31, 2007. E&Y was approved by the Audit Committee and the Board to serve as the independent accountants for the Fund for the fiscal year ended October 31, 2006, and has served in such capacity since October 27, 2003. A representative of E&Y will attend the Meeting to respond to appropriate questions and make a statement, if he/she so desires.

Audit Fees:

The aggregate fees billed for professional services rendered by E&Y for the audit of the Fund’s annual financial statements for the fiscal year ended October 31, 2006 were $228,000.

The aggregate fees billed for professional services rendered by E&Y for the audit of the Fund’s annual financial statements for the fiscal year ended October 31, 2005 were $275,000.

Audit-Related Fees:

For the fiscal year ended October 31, 2006, the aggregate fees billed by E&Y for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements were $0.

For the fiscal year ended October 31, 2005, the aggregate fees billed by E&Y for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements were $0.

Tax Fees:

For the fiscal year ended October 31, 2006, the aggregate fees billed by E&Y for services rendered with respect to tax compliance, tax advice and tax planning were $40,000.

For the fiscal year ended October 31, 2005, the aggregate fees billed by E&Y for services rendered with respect to tax compliance, tax advice and tax planning were $15,650.

All Other Fees:

For the fiscal year ended October 31, 2006, the aggregate fees billed by E&Y for any other products or services were $59,500.

For the fiscal year ended October 31, 2005, the aggregate fees billed by E&Y for any other products or services were $102,000.

The Audit Committee has considered whether E&Y has maintained its independence during the fiscal year ended October 31, 2006.

The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the independent accountants; provided, however, that the Audit Committee may specifically authorize its Chairman to pre-approve the provision of any non-audit service to the Fund. Further, the foregoing pre-approval policy may be waived, with respect to the provision of any non-audit services, consistent with the exceptions provided for in the federal securities laws. All of the audit and tax services provided by E&Y for the fiscal year ended October 31, 2006 were pre-approved by the Audit Committee or its Chairman. For the fiscal year ended October 31, 2006, the Fund’s Audit Committee did not waive the pre-approval requirement with respect to any non-audit services provided to the Fund by E&Y.

By Order of the Board of Directors

Michael Tokarz
Chairman

May 25, 2007

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to mark, sign and date the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States. Alternatively, you may have the ability to vote your shares by the Internet or by telephone.

EXHIBIT A

The following table sets forth, as of May 7, 2007, each stockholder who owned more than 5% of the Fund’s outstanding shares of common stock, each current director, each nominee for director, the Fund’s executive officers, and the directors and executive officers as a group. Unless otherwise indicated, the Fund believes that each beneficial owner set forth in the table has sole voting and investment power.

	Number of
	Shares Owned		Percentage of
Name of Beneficial Owner	Beneficially		Fund Held

The Anegada Master Fund Ltd.	3,111,800	(1)	12.83%
The Cuttyhunk Fund Limited Tonga Partners, L.P. TE Cannell Portfolio, Ltd. c/o Cannell Capital LLC 150 California Street, 5th Floor San Francisco, CA 94111

QVT Financial LP	1,993,303	(2)	8.22%
QVT Associates LP QVT Overseas Ltd. 527 Madison Avenue, 8th Floor New York, New York 10022

Western Investment, LLC	1,375,900	(3)	5.67%
Western Investment Hedged Partners LP
Western Investment Institutional Partners LLC
Western Investment Activism Partners LLC
Western Investment Total Return Master Fund Ltd. and
Arthur D. Lipson
c/o Western Investment LLC
7050 S. Union Park Center
Suite 590
Midvale, UT 84047

Millenco, L.P.	1,469,770	(4)	5.64%
Millennium Global Estate, L.P. Millennium USA, L.P. Millennium Partners, L.P. and Millennium International, Ltd. c/o Millennium Management, LLC 666 Fifth Avenue, 8th Floor New York, NY 10103

Wynnefield Partners Small Cap Value, L.P.	1,280,200	(5)	5.28%
Wynnefield Partners Small Cap Value, L.P. I
Wynnefield Small Cap Value Offshore Fund, Ltd.
Channel Partnership II, L.P.
Wynnefield Capital, Inc. Profit Sharing and Money Purchase Plans
Wynnefield Capital Management, LLC
Wynnefield Capital, Inc.
Nelson Obus
c/o Wynnefield Capital Management LLC
450 Seventh Avenue
Suite 509
New York, NY 10123

A-1

	Number of
	Shares Owned	Percentage of
Name of Beneficial Owner	Beneficially	Fund Held

Interested Directors
Warren Holtsberg	500	*
Michael Tokarz	423,402	1.75%

Independent Directors
Emilio Dominianni	12,467.225	*
Gerald Hellerman	24,652.17	*
Robert Knapp(6)	1,626,951.5258	6.71%
William Taylor	20,899.4165	*

Executive Officers
Scott Schuenke	348.3327	*
Peter Seidenberg	2,275.0069	*
Jaclyn Shapiro	1000	*
Bruce Shewmaker	3,720.2048	*

All directors and executive officers as a group (10 in total)	2,116,215.887	8.72%

*	Less than 1%.

(1)	Based upon information contained in Form 4 filed with the SEC on March 13, 2007.

(2)	Based upon information contained in Schedule 13G filed with the SEC on February 13, 2007. This amount includes 1,131,469 shares where Deutsche Bank AG is the beneficial owner of the shares.

(3)	Based upon information contained in Schedule 13G/A filed with the SEC on February 13, 2007.

(4)	Based upon information provided by Millennium Partners, L.P.

(5)	Based upon information contained in Schedule 13G/A filed with the SEC on February 14, 2007.

(6)	1,469,770 shares are owned by Millennium Partners, L.P. and/or its affiliates (“Millennium”). Mr. Knapp is Managing Director of Ironsides Partners LLC, which manages a securities account for Millennium. Mr. Knapp has disclaimed all beneficial ownership in these shares to the extent permitted under applicable law.

A-2

EXHIBIT B

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

MVC CAPITAL, INC.

December 12, 2006

This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Directors (the “Board”) of MVC Capital, Inc. (the “Fund”), a Delaware corporation.

Purposes

The Audit Committee of the Board (the “Committee”) has as its primary purposes:

(i) oversight responsibility with respect to: (a) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund’s financial statements and the independent audit thereof; (c) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund’s independent auditors; and (f) the Fund’s internal audit function, if any; and

(ii) oversight of the preparation of any report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (“SEC”) for inclusion in the Fund’s annual proxy statement with respect to the election of directors.

Authority

The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund. The Committee has the authority and responsibility to retain and terminate the Fund’s independent auditors. In connection therewith, the Committee must evaluate the independence of the Fund’s independent auditors and receive the auditors’ specific representations as to their independence.

Composition and Term of Committee Members

The Committee shall be comprised of a minimum of three Directors of the Board. To be eligible to serve as a member of the Committee, a Director must be an “Independent Director”, which term shall mean a Director who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Fund. The members of the Committee shall designate one member to serve as Chairman of the Committee.

Each member of the Committee shall serve until a successor is appointed.

The Board must determine whether: (i) the Committee has at least one member who is an “audit committee financial expert,” (“ACFE”) as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002; (ii) the Committee has at least one member who possesses “accounting and financial management expertise” (as such term is described under the New York Stock Exchange Listing Requirements) which may be based on past employment expertise, professional certification in accounting or other comparable experience or background that indicates an individual’s financial sophistication; and (iii) each member of the Committee possesses sufficient “financial literacy,” as required under the New York Stock Exchange Listing Requirements. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

Meetings

The Committee shall meet on a regular basis and no less frequently than quarterly. The Committee shall meet, at a minimum, within 90 days prior to the filing of each annual and quarterly report of the Fund on Forms 10-K and 10-Q, respectively. Periodically, the Committee shall meet to discuss with management the annual audited financial statements and quarterly financial statements, including the Fund’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Periodically, the Committee should meet separately with each of management, any personnel responsible for the internal audit function and, if deemed necessary, the Fund’s administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Fund, or the Fund’s legal counsel (or counsel to the Independent Directors of the Board) or the Fund’s independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, (i) any two members of the Committee or (ii) one member of the Committee if this member is the Chairman of the Committee, shall constitute a quorum for the purpose of taking any action.

Duties and Powers and of the Committee

The duties and powers of the Committee include, but are not limited to, the following:

•	bears direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

•	set the compensation for the independent auditors, such amount to be paid by the Fund;

•	evaluate the independence of the Fund’s independent auditors and receive the auditors’ specific representations as to their independence;

•	to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund’s independent auditors provide to the Fund and (ii) all non-audit services that the Fund’s independent auditors provide to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund (To the extent specifically authorized by the Audit Committee, the Chairman of the Audit Committee may pre-approve the provision of any non-audit services to the Fund.);

•	meet with the Fund’s independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit; (iii) review any audit problems or difficulties with management’s response; (iv) consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (v) review the form of opinion the auditors propose to render to the Directors and the shareholders of the Fund;

•	review reports prepared by the Fund’s independent auditors detailing the fees paid to the Fund’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the SEC); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

•	ensure that the Fund’s independent auditors prepare and deliver annually to the Committee a written statement (the “Auditors’ Statement”) describing: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in Independence Standards Board No. 1;

•	prior to filing an annual report with the SEC, receive and review a written report, as of a date 90 days or less prior to the filing, to the Committee from the Fund’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; and (iii) material written communications between the auditor and management of the Fund;

•	oversee the Fund’s internal controls and annual and quarterly financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Fund’s custodian, investment adviser and administrator through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

•	establish procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission from employees of the Fund and its service providers of concerns regarding questionable accounting or auditing matters;

•	review of any issues brought to the Committee’s attention by independent public accountants or the Fund’s management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Fund’s ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls;

•	review and evaluate the qualifications, performance and independence of the lead partner of the Fund’s independent auditors;

•	require the Fund’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

•	resolve any disagreements between the Fund’s management and independent auditors concerning the Fund’s financial reporting;

•	to the extent there are Directors who are not members of the Committee, report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

•	discuss any Fund press releases relating to its financial statements (to the extent such releases are not discussed by the Valuation Committee or the Board);

•	discuss any policies with respect to risk management;

•	set clear hiring policies for employees or former employees of the independent auditors;

•	conduct an annual performance evaluation of the Committee;

•	review the Committee’s charter at least annually and recommend any material changes to the Board; and

•	review such other matters as may be appropriately delegated to the Committee by the Board.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing Proxy Cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

1. Individual Accounts:  Sign your name exactly as it appears in the registration on the Proxy Card.

2. Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

3. All Other Accounts:  The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Profit Sharing Plan	John Doe, Treasurer
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 27, 2007. Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 123456 C0123456789 12345 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposal — The Board of Directors of MVC Capital, Inc. (the “Fund”) recommends a vote FOR the Proposal. 1. To elect six nominees to serve as members of the Board of Directors of the Fund: + For Withhold For Withhold For Withhold 01 — Emilio Dominianni 02 — Gerald Hellerman 03 — Warren Holtsberg 04 — Robert Knapp 05 — William Taylor 06 — Michael Tokarz 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians, etc. should so indicate. If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person. The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders and the proxy. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

. 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — MVC CAPITAL, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS JUNE 28, 2007 This proxy is solicited on behalf of the Board of Directors of MVC Capital, Inc. (the “Fund”) for use at the annual meeting of stockholders to be held at 10:00 a.m. (Eastern time), on June 28, 2007, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 (the “Meeting”), and relates to the proposal with respect to the Fund set forth in the Notice of Annual Meeting of Stockholders dated May 25, 2007. The undersigned hereby appoints Michael Tokarz and Peter Seidenberg and each of them proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote, as designated, on behalf of the undersigned at the Meeting and any adjournment thereof, all shares of the Fund which the undersigned is entitled to vote at the Meeting and any adjournment thereof. Your vote is important. If this proxy is properly executed and received by the Fund prior to the Meeting, shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy will be voted “FOR” the proposal and granted discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given. Please mark, sign, date and return promptly in the enclosed envelope if you are not voting by telephone or the internet. SEE REVERSE SIDE CONTINUED AND TO BE VOTED ON REVERSE SIDE SEE REVERSE SIDE